Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED DECEMBER 19, 2013
TO PROSPECTUS DATED APRIL 30, 2013

The Meeder Funds® Prospectus is amended as follows:

Effective January 1, 2014, the “Principal Investment Strategies” section of the Strategic Growth Fund on page 29 is updated as follows:

The first paragraph is deleted in its entirety and replaced by the following paragraph:

“The Fund pursues its investment objective by investing primarily in common and preferred stocks.  The Fund also invests in equity investment companies (“underlying funds”), which include domestic and foreign mutual funds, exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Adviser continually evaluates investments by performing fundamental and technical analysis to identify opportunities that have the best attributes for outperformance.  Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value, while technical analysis analyzes the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.  The Fund is fully invested in the equity market at all times and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by using our strategic investment selection process.  The current target allocation is comprised of the following: 30% international holdings, 25% large-cap holdings, 20% mid-cap holdings, 10% small-cap holdings, 7.5% real estate holdings, and 7.5% commodities holdings.  Since these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the target percentages. The Fund may also invest in index funds and index-based investments, such as Standard & Poor's Depositary Receipts (SPDRS).  Additionally, the Fund may invest directly in, or in underlying funds investing in, futures contracts and options on futures contracts.”

The first paragraph on page 33 is deleted in its entirely and replaced by the following paragraph:

“The Blended Index is comprised of 25% S&P 500, 20% S&P MidCap 400, 12.5% Russell 2000, 12.5% Dow Jones US Select REIT Index, 12.5% S&P GSCI Total Return Index, 12% MSCI EAFE Index, and 5.5% MSCI Emerging Markets Index and is representative of the average composition of the Fund.”

This Supplement and the Prospectus dated April 30, 2013 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.